SECURITIES AND EXCHANGE COMMISSION
                             Washington, D C 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 23, 2004

                                 FANSTEEL INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-8676                36-1058780
          --------                     ------                ----------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation )                                 Identification No.)

Number One Tantalum Place, North Chicago, Illinois            60064
--------------------------------------------------            -----
(Address of principal executive offices)                    (Zip Code)


      Registrant's telephone number, including area code: (847) 689-4900

Item 5.           Other Events.

On January 23, 2004 (the "Effective Date"), Fansteel Inc. ("Fansteel") and its U.S.subsidiaries' second amended joint plan of reorganization (the "Plan") became effective and Fansteel emerged from its Chapter 11 bankruptcy. Fansteel issued a press release relating thereto, which release is attached to this report as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Item 7.           Financial Statements and Exhibits.

EXHIBIT NO.       DESCRIPTION
-----------       -----------

99.1              Press release issued by Fansteel, dated January 26, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FANSTEEL INC.

                                   By:    /s/ GARY L. TESSITORE
                                          ------------------------
                                   Name:  Gary L. Tessitore
                                   Title: Chairman, President and
                                          Chief Executive Officer


                                   By:    /s/ R. MICHAEL MCENTEE
                                          -------------------------
                                   Name:  R. Michael McEntee
                                   Title: Vice President and
                                          Chief Financial Officer

Dated:  January 27, 2004